SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

         Date of report (Date of earliest event reported): July 17, 1998


                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                         0-22228                      11-3170868
(State or other                  (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
 incorporation)


          One Astoria Federal Plaza, Lake Success, New York 11042-1085 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (516) 327-3000


                                      None
          (Former name or former address, if changed since last report)



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Items 1 through 4, 6, 8 & 9.        Not Applicable

Item 5.   Other Events.

     On July 16, 1998, Astoria Financial Corporation issued limited financial information for the three and six months ended June 30, 1998.

     A press release, issued on July 16, 1998, detailing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b) Pro forma financial information.

          Not applicable.

     (c) Exhibits. The following Exhibits are filed as part of this report:

          Exhibit No.                        Description
          -----------                        -----------
            99.1                 Press Release issued July 17, 1998



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ASTORIA FINANCIAL CORPORATION


                                 By:  /s/ Alan P. Eggleston
                                      ------------------------------------------
                                      Alan P. Eggleston, Esq.
                                      Senior Vice President and General Counsel


Dated: July 17, 1998



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                                  EXHIBIT INDEX



Exhibit                      Description
-------                      -----------
 99.1             Press Release issued July 17, 1998



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